                                                                    EXHIBIT 10.2

                                            [*] CERTAIN CONFIDENTIAL INFORMATION
                                           CONTAINED IN THIS DOCUMENT, MARKED BY
                                            BRACKETS, HAS BEEN OMITTED AND FILED
                                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                              SECOND AMENDMENT TO
                           HEMOPHILIA PRODUCT VOLUME
                              COMMITMENT AGREEMENT


Second Amendment to Hemophilia Product Volume Commitment Agreement ("Second Amendment") effective this 24th day of September, 2003, by and between Baxter Healthcare Corporation, a Delaware corporation, through its BioScience business unit, with offices at One Baxter Parkway, Deerfield, Illinois 60015 (hereinafter referred to as "Baxter"), and Coram, Inc., with offices at 1675 Broadway, Suite 900, Denver, Colorado 80202 ("Purchaser"). Baxter and Purchaser are collectively referred to hereinafter as the "Parties".

                                    RECITALS

WHEREAS, Baxter and Purchaser entered into a Hemophilia Product Volume Commitment Agreement ("VCC Agreement") effective December 19, 2001 and amended from time to time (collectively, the VCC Agreement and all of its amendments are referred to herein as the "Agreement");


WHEREAS, the Parties desire to amend the Agreement for the purpose of:

     1.   revising Section 1;

     2.   revising Section 3;

     3.   revising Section 4;

     4.   revising Section 5;

     5.   revising Schedule A; and

     6.   revising Schedule C-1.

Now therefore, it is hereby agreed as follows:

     1. Section 1. Definitions is hereby amended to (a) delete and restate Paragraphs 1.2, 1.3, 1.13, and (b) add Paragraph 1.15, as follows:

          "1.2 'Base Level Product Volumes' shall mean the annual volume of Recombinant Hemophilia Product and rAHF-PFM (as defined in Paragraph 1.15) for each year as set forth in Schedule A-1.

          "1.3 'Competitor' shall mean (i) those entities listed on Schedule B attached hereto and (ii) any person or entity which either itself or through any of its affiliates manufactures, or is actively seeking government or regulatory approval to manufacture or market, any recombinant or plasma derived therapeutic protein product for the treatment of hemophilia that could reasonably be expected to serve as substitutes for Plasma Based Hemophilia Products, Recombinant Hemophilia Product or rAHF-PFM.

          "1.13 'Therapeutic Products' shall mean Recombinant Hemophilia Product, Plasma Based Hemophilia Products and rAHF-PFM.

          "1.15 'rAHF-PFM' shall mean ADVATE rAHF-PFM.

     2.   Paragraph 3.1 is hereby deleted and restated as follows:

          "3.1 Term. The term of this Agreement will be from the Effective Date through December 31, 2005, unless terminated earlier pursuant to the provisions of Section 3. Thereafter, the Agreement will remain in effect for successive [*]. The Agreement may be terminated by either Party by providing written notice of termination from one Party to the other Party not later [*] prior to the expiration of the term then in effect."

     3. Section 4, Paragraphs 4.1 Prices and 4.3 Terms are hereby deleted and amended as follows;

          "4.1 Prices. Purchaser will purchase Therapeutic Products and Other
               Produce for Home Care Patients from Baxter and Baxter will sell Therapeutic Products and Other Products for Home Care Patients to Purchaser at the prices specified in Schedule C-2. The prices specified in Schedule C-2 will be in effect as stated in Schedule C-2. As to Recombinant Hemophilia Product, Hemofil M AHF, FEIBA VH Anti-Inhibitor Coagulation Concentrate, Bebulin VH Factor IX Complex and Proplex T Factor IX, effective [*], Baxter may increase the prices specified in Schedule C-2 for calendar year [*] by up [*]. Thereafter, for each subsequent year that this Agreement is in effect, Baxter reserves the right to increase all prices set forth in Schedule C-2 by up [*] over the prices for the previous year, except as provided in Section 4.2 below.

          4.3 Terms. Baxter will provide Purchaser with an invoice for payment upon the delivery of Therapeutic Products and Other Products. Payment of an invoice in full within [*] of the invoice date will entitle Purchaser to [*] discount off the invoice price. Invoices will be paid in full not later than [*] after the invoice date. If unpaid after [*] of the invoice date, the invoice will be considered past due and will bear a service charge at the rate of [*] per month (or the highest amount allowed by law, if lower) of the invoiced amount.

     4.   Section 5. Minimum Supply Purchase Commitments is hereby amended to
          (a) delete and restate Paragraphs 5.1, 5.2, 5.3 and 5.4 and (b) add Paragraphs 5.7 and 5.8 as follows:

          "5.1 Recombinant Hemophilia Product and rAHF-PFM Minimum
               Supply/Purchase Commitments. For each year this Agreement remain, in effect, Baxter will supply Purchaser, and Purchaser will purchase from Baxter, the annual Base Level Product Volumes of Recombinant Hemophilia Product and rAHF-PFM set forth in Schedule A-1 for each year. At the end of any year that this Agreement is in effect, if Purchaser's purchases have not met such minimum purchase thresholds, Baxter shall provide Purchaser with written notice of the unit amount of the shortfall. Purchaser shall have [*] days from receipt of such notice to make such purchases of Recombinant Hemophilia Product and/or rAHF-PFM necessary to meet the minimum unit purchase requirements. In the event Purchaser breaches this Agreement by failing to satisfy its unit purchase commitments for Recombinant Hemophilia Product and/or rAHF-PFM, as set forth under this Section 5.1, then Baxter, in addition to any other relief available to it, will be entitled to monetary damages for lost profits for such shortfalls. In the event Baxter fails to make delivery or repudiates or Purchaser rightfully rejects or justifiably revokes acceptance, then with respect to the Therapeutic Products involved, Baxter shall either (i) offer substitute therapeutics (recombinant derived product for Recombinant Hemophilia Product or rAHF-PFM, plasma derived product for Plasma Based Hemophilia Products), as an accommodation, or
                  (ii) Baxter shall pay to the Purchaser an amount equal to [*] of the then applicable invoice price for the Therapeutic Products involved as liquidated damages, which figure shall include both incidental and consequential damages. Baxter shall in each quarter tender delivery and Purchaser will purchase at least [*] of the then applicable Quarterly Base Level Product Volume of Recombinant Hemophilia Product and rAHF-PFM for such quarter and shall tender delivery of the full amount by the end of the calendar year.

         "5.2 Adjustments to Base Level Product Volumes. Within [*] after each calendar quarter, Purchaser will provide to Baxter a written statement of its Base Level Product Volumes adjusted to include purchases of Recombinant Hemophilia Product and rAHF-PFM attributable to entities acquired by Purchaser during the immediately prior quarter. If the acquired entity either has recorded Recombinant Hemophilia Product and/or rAHF-PFM sales or a Base Level Product Volume, Purchaser may elect to receive up to [*] of the acquired entities' purchases of Recombinant Hemophilia Product and/or rAHF-PFM in the most recent calendar year prior to their acquisition by Purchaser. The total unit volume provided to Purchaser will be calculated by identifying recorded sales made by Baxter to the acquired entity up to the date of acquisition in the current year and subtracting this unit volume from the number of units Purchaser elected to receive. This unit volume will be incorporated into the Base Level Product Volume for purposes of this Agreement. For acquisitions made prior to [*], the Base Level Product Volumes adjustment will be in the amount up to [*] of the acquired entity's [*] purchases of Recombinant Hemophilia Product.

         "5.3 Additional Supply. If Purchaser's forecasted demand for Recombinant Hemophilia Product and/or rAHF-PFM exceeds the Base Level Product Volumes, subject to the terms of Sections
                  6.1 and 10.1, Baxter will use reasonable efforts to provide available Recombinant Hemophilia Product and/or rAHF-PFM to Purchaser to meet this excess forecasted demand on a priority basis. As supply increases, Baxter will endeavor to make additional quantities of Recombinant Hemophilia Product and/or rAHF-PFM, from the addition of new patients or from the increased usage of product by existing patients due to prescribed prophylactic dosing or other existing patient requirements. This priority commitment shall be on a pro-rata basis among (i) Hemophilia Specialty Pharmacy Providers, (ii) firm product supply commitments made to customers purchasing under committed volume contracts in effect as of the Effective Date ("Prior Committed Volumes"), (iii) product supply commitments required by any Government Program ("Government Program Committed Volumes"), and (iv) volume commitments/obligations to PHS customers ("PHS Committed Volumes"). In order to be eligible for priority under this
                  Section 5.3, Purchaser must notify Baxter of its desire to purchase Recombinant Hemophilia Product in amounts exceeding the Base Level Product Volumes.

         "5.4 Supply Constraints. In the event a Force Majeure event described in Section 10.1 hereof requires Baxter to limit deliveries and redistribute available supply of Recombinant Hemophilia Product and/or rAHF-PFM, then Baxter will be relieved of its Base Level Product Volumes commitment. In such an event, Baxter will first make Recombinant Hemophilia Product and/or rAHF-PFM available to meet Purchaser and other Hemophilia Specialty Pharmacy Providers' Base Level Product Volumes, the Prior Committed Volumes, the Government Program Committed Volumes and the PHS Committed Volumes (all four collectively referred to as "Firm Commitments"). If a Force Majeure event prevents Baxter from supplying the Firm Commitments, then

          Baxter's available supply will be made available on a pro-rata basis to (i) customers with Firm Commitment, (ii) Baxter's emergency needs inventory, and (iii) customers with previously accepted firm orders for delivery in that quarter. If Baxter's supply of Recombinant Hemophilia Product and/or rAHF-PFM to Purchaser is reduced as a result of pro-rata distribution pursuant to this Section 5.4, Purchaser's commitments to purchase Recombinant Hemophilia Product and/or rAHF-PFM set forth in Section 5.1 will be reduced by an equivalent amount.

     "5.7 Purchase Commitment.

          "a. As to Hemofil M AHF only, the Base Level Product Volume is set forth in Exhibit C-2. No later than [*], the Parties will commence good-faith discussions between their designees toward setting the Base Level Product Volume effective [*] of Hemofil M AHF. Thereafter, no later than [*] of each subsequent year this Agreement is in effect, the Parties will commence good-faith discussions between their designees toward setting the Base Level Product Volume for Hemofil M AHF.

               "Should the Parties fail to reach an agreement as to the Base Level Product Volume for Hemofil M AHF for any period of time that this Agreement is in effect prior to [*].

          "b. As to Recombinant Hemophilia Product and/or rAHF-PFM only, the Base Level Product Volumes are set forth in Exhibit A-1. Thereafter, no later than [*] of each subsequent year this Agreement is in effect, the Parties will commence good-faith discussions between their designees toward setting the Base Level Product Volume for Recombinant Hemophilia Product and/or rAHF-PFM.

               "Should the Parties fail to reach an agreement as to the Base Level Product Volume for Recombinant Hemofilia Product and/or rAHF-PFM for any period of time that this Agreement is in effect prior to [*] of said year, [*]

     "5.8 Assortment. Purchaser shall specify its assortment when placing its order, and Baxter shall make commercially reasonable efforts to meet Purchaser's expectations; however, Baxter cannot guarantee assortment on any Therapeutic Product. Purchaser's specific assortment needs may be discussed with Baxter Customer Service at time of order placement by calling 1-800-423-2090. If Baxter is unable to comply with Purchaser's specifications, then Baxter reserves the right to make reasonable and substitutions and will so inform Purchaser."

5. Schedule A is hereby deleted, and the Agreement is hereby amended so that all references to such Schedule shall be to the new Schedule A-1 of the Agreement attached hereto.

6. Schedule C-1 is hereby deleted, and the Agreement is hereby amended so that all references to such Schedule shall be to the new Schedule C-2 of the Agreement attached hereto.

7. This Second Amendment will be effective until the expiration of the term of the Agreement (unless further amended in accordance with the terms of the Agreement).

8. In the event of any conflict between the Agreement and its associated schedules and this Second Amendment and its associated schedules, the provisions of this Second Amendment and its associated schedules shall be controlling. Except as specifically modified herein, the terms and conditions of the Agreement are hereby affirmed, confirmed and ratified.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their duly authorized representatives:


PURCHASER:                              BAXTER:

Coram, Inc.                             Baxter Healthcare Corporation
                                        Through its BioScience business unit
                                        Sales and Marketing North America region

By: /s/ Scott Danitz                    By: /s/ Jim Hauert
   ------------------------------          -------------------------------------
Name:   Scott Danitz                    Name:   Jim Hauert
     ----------------------------            -----------------------------------
Title:  SVP, CFO & Treasurer            Title:  VP Marketing
      ---------------------------             ----------------------------------
                                                10-01-03

                                  SCHEDULE A-1

                     Amended Recombinant Hemophilia Product

                                Recombinate rAHF
                           Base Level Product Volumes

Year                          Base Level Volumes (In Units)
----                          -----------------------------

2003                          [*]

2004                          [*]

2005                          [*]



                                ADVATE rAHF-PFM
                           Base Level Product Volumes

Year                          Base Level Volumes (In Units)
----                          -----------------------------

2003                          [*]

2004                          [*]

2005                          [*]

                                  SCHEDULE C-2

                         PRICES AND VOLUME COMMITMENTS

    EFFECTIVE THE EFFECTIVE DATE OF THIS AMENDMENT THROUGH DECEMBER 31, 2003


                                                                                                    NEW STOCKING         VOLUME
THERAPEUTIC PROTEIN                                         LIST NUMBER          PRICE/UNIT            ORDER           COMMITMENT
-------------------                                         -----------          ----------         ------------       ----------
Factor VIII Recombinate* rAHF                        060-351: 060-352: 060-353   [*]                   N/A           [*]

Factor VIII ADVATE** (rAHF-PFM).                          060-110:060-111        [*]                   N/A           [*]
                                                          060-112:060-113

Factor VIII Hemofil* M AHF                                060-792:060-793:       [*]                   N/A           [*]
                                                          060-795:060-796

FEIBA** VH Anti-Inhibitor Coagulation Concentrate              922204            [*]                   N/A           [*]

Bebulin VH Factor IX Complex                                   924402            [*]                   N/A           [*]

Proplex T Factor IX                                           060-739            [*]                   N/A           [*]

              EFFECTIVE JANUARY 1, 2004 THROUGH DECEMBER 31, 2004

                                                                                                    NEW STOCKING         VOLUME
THERAPEUTIC PROTEIN                                         LIST NUMBER          PRICE/UNIT            ORDER           COMMITMENT
-------------------                                         -----------          ----------         ------------       ----------
Factor VIII Recombinate* rAHF                        060-351: 060-352: 060-353   [*]                   N/A           [*]
                                                                                 [*]
Factor VIII ADVATE** (rAHF-PFM).                          060-110:060-111        [*]                   N/A           [*]
                                                          060-112:060-113

Factor VIII Hemofil* M AHF                                060-792:060-793:       [*]                   N/A           [*]
                                                          060-795:060-796        [*]                                 [*]

FEIBA** VH Anti-Inhibitor Coagulation Concentrate              922204            [*]                   N/A           [*]
                                                                                 [*]

Bebulin VH Factor IX Complex                                   924402            [*]                   N/A           [*]
                                                                                 [*]

Proplex T Factor IX                                           060-739            [*]                   N/A           [*]
                                                                                 [*]

                                  SCHEDULE C-2

              EFFECTIVE JANUARY 1, 2005 THROUGH DECEMBER 31, 2005

                                                                                                New Stocking              Volume
      Therapeutic Protein                     List Number                 Price/Unit               Order                Commitment
--------------------------------        -----------------------          -------------          ------------          --------------
Factor VIII Recombinate* rAHF           06-351;060-352; 060-353          [*]                       N/A               [*]
                                                                         [*]

Factor VIII ADVATE** (rAHF-PFM).            060-110:060-111              [*]                       N/A               [*]
                                            060-112:060-113

Factor VIII Hemofil* M AHF                  060-792:060-793:             [*]                       N/A               [*]
                                            060-795:060-796              [*]                                         [*]

FEIBA** VH Anti-Inhibitor                        922204                  [*]                       N/A               [*]
Coagulation Concentrate                                                  [*]

Bebulin VH Factor IX Complex                     924402                  [*]                       N/A               [*]
                                                                         [*]

Proplex T Factor IX                              060-739                 [*]                       N/A               [*]



----------
 *Hemofil, Proplex, Recombinate and ADVATE are trademarks of Baxter
  International, Inc. Hemofil and Proplex are registered with the US Patent and Trademark Office.
**FEIBA and Bebulin are trademarks of Baxter AG and are registered with the US
  Patent and Trademark Office.